UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 9, 2022

Central Index Key Number of the issuing entity: 0001655591

Morgan Stanley Bank of America Merrill Lynch Trust 2015-C26

(Exact name of issuing entity)

Central Index Key Number of the depositor: 0001547361

Morgan Stanley Capital I Inc.

(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor: 0001541557

Morgan Stanley Mortgage Capital Holdings LLC

Central Index Key Number of the sponsor: 0001102113

Bank of America, National Association

Central Index Key Number of the sponsor: 0001548567

CIBC Inc.

Central Index Key Number of the sponsor: 0001682532

Starwood Mortgage Funding III LLC

(Exact names of sponsors as specified in their charters)

Delaware	333-180779-19	38-3979808 38-3979809 38-3979810 38-7143638
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

1585 Broadway	New York, New York	10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 761-4000

                     Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

Effective as of March 9, 2022, LNR Partners, LLC (“LNR Partners”), a Florida limited liability company and a subsidiary of Starwood Property Trust, Inc. (“STWD”), a Maryland corporation, will act as special servicer for the Herald Center mortgage loan and related pari passu and/or subordinate promissory notes (collectively, the “Herald Center Non-Serviced Loan Combination”), which is serviced under the pooling and servicing agreement for the MSBAM 2015-C25 securitization (the “MSBAM 2015-C25 Pooling and Servicing Agreement”), replacing Midland Loan Services, a Division of PNC Bank, National Association ("Midland") as special servicer for the Herald Center Non-Serviced Loan Combination. LNR Partners was appointed at the direction of OWS Administration, LLC, the directing certificateholder under the MSBAM 2015-C25 Pooling and Servicing Agreement, pursuant to which the Herald Center Non-Serviced Loan Combination is serviced.  As special servicer for the Herald Center Non-Serviced Loan Combination, LNR Partners will be responsible for the servicing and administration of the Herald Center Non-Serviced Loan Combination if it becomes specially serviced (and the servicing and administration of any related REO property) and processing and performing certain reviews of material actions with respect to the Herald Center Non-Serviced Loan Combination when such non-serviced loan combination is not specially serviced. Servicing of the Herald Center Non-Serviced Loan Combination will continue to be governed by the MSBAM 2015-C25 Pooling and Servicing Agreement. LNR Partners is also the special servicer under the pooling and servicing agreement for the MSBAM 2015-C26 securitization, as well as the pooling and servicing agreement for the MSBAM 2015-C24 securitization, pursuant to which the 535-545 Fifth Avenue mortgage loan is serviced.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Morgan Stanley Capital I Inc.

By: /s/ Jane Lam
Name: Jane Lam Title: President

Date: March 9, 2022

3